2Q 2019 Earnings Presentation August 8, 2019 Exhibit 99.2

Forward Looking Statements Forward-Looking Statements   This presentation contains forward-looking statements intended to qualify for the protection of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements.   Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance that may ultimately prove to be inaccurate. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the Company’s business, financial condition, results of operations or liquidity.   Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, the risks discussed in the Risk Factors section of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 22, 2019; and the other factors discussed from time to time in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.   Pro Forma Information and Non-GAAP Financial Measures   This presentation includes pro forma financial results which include the combined results of operations for Fairmount Santrol and Unimin for periods preceding the June 1, 2018 merger. This presentation also includes non-GAAP financial measures, including segment contribution margin, EBITDA, adjusted EBITDA and other measures identified as “adjusted” results. Please refer to the Appendix for a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Management believes this supplemental financial information enhances an investor’s understanding of Covia’s financial performance as it excludes those items which impact comparability of operating trends. The non-GAAP financial information should not be considered in isolation or viewed as a substitute for measures of performance calculated in accordance with GAAP, but should be viewed in addition to the results as reported by Covia. The inclusion of non-GAAP financial information as used in this presentation is not necessarily comparable to other similarly titled measures of other companies due to the potential inconsistencies in the method of presentation and items considered.

Covia: A Leading Diversified Mineral and Material Solutions Company Covia is a leading provider of advanced mineral-based material solutions across Industrial and Energy markets Energy 26 million tons of nameplate capacity Ability to serve all major oil & gas basins with low cost plants Extensive product portfolio to address all well conditions Industrial 19 million tons of nameplate capacity #1 or #2 position across most end markets Differentiated North American footprint Diversity of minerals, markets and geographies adds resiliency and growth Industrial 61% Energy 39% 2Q 19 LTM Gross Profit

Diverse Industrial Business



COATINGS & POLYMERS

- Paints
- Architectural coatings
- Agricultural films
- Antiblock additives

FOUNDRY & METALS

- Transport - auto, rail & aerospace
- Equipment – construction agriculture & mining
- Household & building products
- Defense

CERAMICS

- Tiles
- Sanitary ware
- Bathtubs & sinks

BUILDING PRODUCTS

- Grouts and mortars
- Commercial flooring
- Roofing shingles
- Quartz surfaces
- Fiberglass

SPORTS & RECREATION

- Custom turf blends
- Golf bunker sand
- Play sand

GLASS

- Containers
- Touch screens
- Automotive
- Architectural
- Solar

OTHER

- Commercial filtration
- Pool filters
- W&W Railroad


45-50%
10-15%
10-15%
10-15%
10-15%
<5%
<5%
Percentage of Industrial revenues by end market

Demonstrated leadership and customer knowledge across diversified end markets

COVIA
4

Low-Cost Energy Asset Portfolio













	In-Basin	BNSF	CSX	CP	Union Pacific
Plants	Kermit, TX Crane,TX Seiling, OK	Wedron, IL Oregon, IL	Utica, IL	Tunnel City, WI	Kasota, MN
Primary Basin(s) Served	Permian, Mid-Con	Bakken, Mid-Con Rockies, Permian, Eagle Ford	Northeast	Bakken, Canada	Permian, Midcon, Rockies, Eagle Ford, Haynesville
Energy Capacity (mtpa)	8.0	8.5	3.1	3.2[1]	3.0[2]
Unit Train Capable	N/A	Yes	Yes	Yes	Yes

Northern White capacity consolidated into lowest-cost footprint, complemented by in-basin plants and flexible hybrid capacity

1 – Currently rated to 1.2 mtpa
2 – Currently rated to 1.7 mtpa

COVIA
5

Covia’s Edge Robust Industrial Segment Attractive Cash Flow Low-Cost Proppant Provider COVIA’S VALUE

Significant Progress Toward Balance Sheet Improvement

OPTIMIZE ASSETS

- ✓ Consolidation of production into lowest cost facilities
- ✓ Reduced operating costs across footprint
- ✓ Commissioned 8 million tons of in-basin capacity
- ✓ Divested 470 railcars

MAXIMIZE CASH FLOW

- ✓ Industrial generated $224M gross profit LTM ended 2Q 19
- ✓ 2Q 19 operating cash flow of $107M
- ✓ SG&A down 25% from 2Q 18
- ✓ 1H 19 capex nearly $90M below 2H 18 levels

STRENGTHEN BALANCE SHEET

- ✓ More than $300M of liquidity
- ✓ Increased cash by $75M in 2Q 19
- ✓ Divested lime for $135M in 3Q 19
- ✓ Divesting W&W Railroad for $105M
- ✓ Executive long-term compensation directly tied to net debt reduction

Multiple initiatives underway to further strengthen balance sheet

COVIA
7

Financial Transition Slide FINANCIALS and OUTLOOK

Quarter Highlights 2Q 19 Highlights Generated strong sequential profitability growth Adjusted EBITDA of $65.3 million, up $30.9 million sequentially 2Q 19 cash flow from operations of $107 million 2Q 19 SG&A reduced 25% from 2Q 18 on a pro forma basis Announced divestiture of non-core assets for gross proceeds of $240 million Multiple initiatives ongoing, which are expected to improve future profitability and drive cash flow generation 2017 Q3 18 LTM

Progress in Increasing Profitability Millions 25% decrease Millions

2Q 2019 Results In millions Industrial Energy Total Company Volumes (tons) 3.6 4.6 8.2 Revenue $193.4 $251.5 $444.9 Contribution Margin $65.1¹ $40.9 ² $106.0³ SG&A -- -- $38.64 Adjusted EBITDA -- -- $65.3¹ 1 - Includes $0.2mm in purchase accounting charges 2 - Includes negative impact of $2.1 mm lease expense from lease accounting standard change 3 - Includes negative impacts of $2.1 mm lease expense from lease accounting standard change and $0.2mm in purchase accounting charges 4 - Includes $3.3mm non-cash stock comp

Outlook Industrial 3Q 2019 Volumes Similar to 2Q 2019 Energy 3Q 2019 Volumes Similar to 2Q 2019 Total Company FY19 SG&A $145 million to $155 million Includes ~$10mm in non-cash stock comp Capex $80 million to $100 million

Appendix

Appendix: Non-GAAP Reconciliation Contribution Margin(1) 2018 Pre-Merger financial results are for Fairmount Santrol Holdings Inc. ("Fairmount Santrol"), for the two and five months ended May 31, 2018, the day before the merger between Fairmount Santrol and Unimin Corporation ("Unimin") occurred on June 1, 2018. Such results are based on Fairmount Santrol's unaudited internal financial statements and have been prepared on a basis substantially consistent with Fairmount Santrol's prior audited financial statements, but have not been reviewed by the Company's independent auditors. Both Fairmount Santrol and Unimin reported financial results on a calendar fiscal year. (2) The unaudited Covia Pro Forma Combined financial results include the aggregate results of operations for legacy Fairmount Santrol and legacy Unimin for periods preceding the June 1, 2018 merger. (3) In the three and six months ended June 30, 2019, Energy segment gross profit was negatively impacted by the $2.1 million and $4.2 million, respectively, of operating lease expense incurred related to intangible assets that were reclassified to Operating right-of-use assets, net on the Condensed Consolidated Balance Sheets, as a result of the adoption of Topic 842. The expense, previously recognized as non-cash amortization expense, is now recognized in Cost of goods sold (excluding depreciation, depletion, and amortization shown separately) on the Condensed Consolidated Statement of Income (Loss). As a result of the June 1, 2018 merger, legacy Fairmount Santrol inventories were written up to fair value under Generally Accepted Accounting Principles ("GAAP"). For the three and six months ended June 30, 2019, $0.2 million and $1.0 million, respectively, of this write-up was expensed through cost of goods sold, thereby reducing segment gross profit. All of the $0.2 million for the three months ended June 30, 2019 impacted the Industrial segment. Of the $1.0 million in the six months ended June 30, 2019, $0.4 million impacted the Energy segment and $0.6 million impacted the Industrial segment. (4) We define segment contribution margin as segment revenue less segment cost of sales, excluding any depreciation, depletion and amortization expenses, selling, general, and administrative costs, and operating costs of idled facilities and excess railcar capacity. Operating costs of idled facilities and excess railcar capacity costs, which are both entirely attributable to the Energy segment, were $7.1 million and $2.1 million in the three months ended June 30, 2019 and 2018, respectively, and $14.0 million and $2.1 million in the six months ended June 30, 2019 and 2018, respectively. Segment contribution margin is a non-GAAP financial measure.

Appendix: Non-GAAP Reconciliation
EBITDA & Adjusted EBITDA



Covia

Pro Forma Net Income (Loss) Information & Reconciliation to Non-GAAP Measures (*unaudited*)

The following table reconciles EBITDA and Adjusted EBITDA, non-GAAP financial measures, to the most directly comparable GAAP measure, net income (loss) from continuing operations (amounts in thousands)

		Three months ended June 30, 2019 As Reported
Revenues	$	444,936
Cost of goods sold (excluding depreciation, depletion, and amortization shown separately)[4]		345,969
Operating expenses		
Selling, general and administrative expenses		38,644
Depreciation, depletion and amortization expense		59,204
Asset impairments		-
Restructuring and other charges		9,535
Other operating expense (income), net		1,670
Operating income (loss) from continuing operations		(10,086
Interest expense, net		27,866
Other non-operating expense, net		1,571
Income (loss) from continuing operations before provision (benefit) for income taxes		(39,523
Provision (benefit) for income taxes		(5,136
Net income (loss) from continuing operations		**(34,387**
Less: Net income from continuing operations attributable to the non-controlling interest		7
Net income (loss) from continuing operations attributable to Covia Holdings Corporation		**(34,394**
Interest expense, net		27,866
Provision (benefit) for income taxes		(5,136
Depreciation, depletion and amortization expense		59,204
EBITDA		**47,540**
Non-cash charges relating to operating leases[4]		2,100
Non-cash stock compensation expense[5]		3,316
Costs and expenses related to the Merger and integration[6]		245
Restructuring and other charges[7]		12,124
Asset impairments[8]		-
Adjusted EBITDA	$	65,325

		Three Months Ended March 31, 2019 As Reported
Revenues	$	428,246
Cost of goods sold (excluding depreciation, depletion, and amortization shown separately)[4]		361,560
Operating expenses		
Selling, general and administrative expenses		41,960
Depreciation, depletion and amortization expense		58,095
Goodwill and other asset impairments		-
Restructuring and other charges		2,002
Other operating expense (income), net		(6,392)
Operating income (loss) from continuing operations		(28,979)
Interest expense, net		25,136
Other non-operating expense, net		2,187
Income from continuing operations before provision for income taxes		(56,302)
Provision (benefit) for income taxes		(4,054)
Net income (loss) from continuing operations		**(52,248)**
Less: Net income (loss) from continuing operations attributable to the non-controlling interest		(3)
Net income (loss) from continuing operations attributable to Covia Holdings Corporation		**(52,245)**
Interest expense, net		25,136
Provision (benefit) for income taxes		(4,054)
Depreciation, depletion and amortization expense		58,095
EBITDA		**26,932**
Non-cash charges relating to operating leases[4]		2,100
Non-cash stock compensation expense[5]		2,767
Costs and expenses related to the Merger and integration[6]		651
Restructuring and other charges[7]		2,002
Adjusted EBITDA	$	34,452

Footnotes on following page

COVIA

15

Appendix: Non-GAAP Reconciliation EBITDA & Adjusted EBITDA continued (1) The unaudited pro forma condensed financial information presents the Company’s combined results as if the Merger had occurred on January 1, 2017. The pro forma financial information was prepared to give effect to events that are (i) directly attributable to the Merger; (ii) factually supportable; and (iii) expected to have a continuing impact on the Company’s results. All material intercompany transactions during the periods presented have been eliminated. These pro forma results include adjustments for interest expense that would have been incurred to finance the transaction and reflect purchase accounting adjustments for additional depreciation, depletion and amortization on acquired property, plant and equipment and intangible assets in prior periods which resulted in a reduction to depreciation, depletion and amortization in the current periods. The pro forma results exclude Merger related transaction costs and expenses that were incurred in conjunction with the transaction for all periods presented. (2) The unaudited Covia Pro Forma Combined financial results include the aggregate results of operations for legacy Fairmount Santrol and legacy Unimin for periods preceding the June 1, 2018 merger. (3) 2018 Pre-Merger financial results are for Fairmount Santrol Holdings Inc. ("Fairmount Santrol"), for the two and five months ended May 31, 2018, the day before the merger between Fairmount Santrol and Unimin Corporation ("Unimin") occurred on June 1, 2018. Such results are based on Fairmount Santrol's unaudited internal financial statements and have been prepared on a basis substantially consistent with Fairmount Santrol's prior audited financial statements, but have not been reviewed by the Company's independent auditors. Both Fairmount Santrol and Unimin reported financial results on a calendar fiscal year. (4) In the three and six months ended June 30, 2019, Energy segment gross profit was negatively impacted by the $2.1 million and $4.2 million, respectively, of operating lease expense incurred related to intangible assets that were reclassified to Operating right-of-use assets, net on the Condensed Consolidated Balance Sheets, as a result of the adoption of Topic 842. The expense, previously recognized as non-cash amortization expense, is now recognized in Cost of goods sold (excluding depreciation, depletion, and amortization shown separately) on the Condensed Consolidated Statement of Income (Loss). (5) Represents the non-cash expense for stock-based awards issued to employees and outside directors. Stock compensation expenses are reported in Selling, general & administrative expenses ("SG&A"). (6) Costs and expenses related to the Merger with Fairmount Santrol include legal, accounting, financial advisory services, severance, debt extinguishment, and integration expenses. (7) Represents expenses associated with restructuring activities as a result of the Merger and idled plant facilities, including restructuring-related SG&A expenses. (8) Represents expenses from a terminated project in 2018 due to post-Merger synergies and capital optimization.